[LOGO] LIBERTY
                                   ALL*STAR
                                   -----------
                                   GROWTH FUND

                                 [COVER GRAPHIC]

                                    SMALL-CAP

                                     MID-CAP

                                    LARGE-CAP

                            FIRST QUARTER REPORT 2000

LIBERTY ALL-STAR GROWTH FUND, INC.

Fund Facts                             4th Quarter         1st Quarter
----------                                1999                2000
                                       -----------         -----------

   Net Asset Value (NAV)                 $13.44              $14.34

   Market Price                          $10.813             $11.000

   Dividends Declared                     $0.31               $0.32

   Market Price Trading Range       $9.313 to $10.938    $9.875 to $11.563

   Discount Range                     21.6% to 13.7%       23.6% to 17.2%

Performance Summary
Periods Ending March 31, 2000                        Annualized Rates of Return
-----------------------------                        --------------------------

                                         Quarter   Year     3 Year   4 1/4 Year*
                                         -------   ----     ------   -----------

   Shares Valued at NAV                   9.1%     30.1%     23.1%     19.9%

   Shares Valued at NAV
   with Dividends Reinvested              9.8      31.2      23.6      20.5

   Shares Valued at Market Price
   with Dividends Reinvested              4.7      16.3      16.2      16.4

   Lipper Multi-Cap Core
   Mutual Fund Average                    5.4      25.5      23.1      20.6

   Morningstar Mid-Cap
   Blend Category                         6.9      27.6      19.1      18.7

   Russell Midcap Index                  10.1      30.8      23.1      20.4

   S&P MidCap Index                      12.7      38.1      27.4      23.2

 Figures shown for the Fund, the Lipper Multi-Cap Core Mutual Fund Average and the Morningstar Mid-Cap Blend Category are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged Russell Midcap and S&P MidCap indices are total returns, including income.

*Liberty Asset Management Company (LAMCO) assumed complete management of the Fund in November 1995, therefore, 1996 represents the first full calendar year of management by LAMCO.

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Fellow Shareholders:                                                    May 2000

   As we began the new millennium, market sentiment was decidedly cautious. Stronger than expected economic data again brought inflation fears to the forefront early in the new year and, as a result, stocks corrected across the entire market. None of the widely followed indices had positive returns for January, as investors rotated to less volatile stocks and looked to lock in a portion of their 1999 gains. Although all indices were down, small- and mid-cap stocks outperformed large-cap stocks for the third consecutive month. During February, the technology sector rebounded in response to strong corporate earnings and higher inflows into aggressive growth and technology mutual funds. Small- and mid-cap stocks again outpaced large-caps, but unlike January, growth indices clearly outperformed value indices across all capitalization ranges. With the fifth straight rate increase by the Federal Reserve in March and the hint of future rate hikes, high valuation stocks declined, particularly those in the technology and biotechnology sectors. For the first time in four months, large-cap stocks outperformed small- and mid-cap stocks. Investors shifted their focus to valuation and corporate earnings, and away from stock price momentum as a source for future returns. Consequently, value stocks outperformed growth stocks across the capitalization spectrum as the quarter came to a close. This change in investor sentiment resulted in record trading volume and significantly higher volatility during March.

   As the table to the left illustrates, the Fund had good absolute and relative performance for the quarter and longer-term periods when compared to the Lipper and Morningstar benchmarks. However, when compared to growth-oriented indices, the Fund narrowly underperformed. As we alluded to in the 1999 annual report, LAMCO has, when necessary, recommended a manager replacement to the Fund's Board of Directors. For structural reasons only, LAMCO has recommended and the Board has approved that the Fund's sole value-oriented manager, Oppenheimer Capital, be replaced with a mid-cap growth manager, TCW Investment Management Company.

   Over the four and one-quarter years that LAMCO has had complete management responsibility for the Fund, we have made manager replacements in order to introduce a greater growth focus across the entire capitalization spectrum. We have pursued this orderly transition in order to better achieve the Fund's investment objective, which was changed to capital appreciation when LAMCO assumed full management responsibility.

   Oppenheimer Capital, under the direction of John Lindenthal, has served the fund admirably since June 1994 when LAMCO began managing approximately 20 percent of the assets for what was then The Charles Allmon Trust. As described in the 1999 annual report, Oppenheimer Capital employs a value-oriented investment approach and had remained in the lineup due to its successful approach to value investing. However, when combined with the Fund's two growth managers, the result was a fund structure that had less of a growth orientation than most growth fund peer groups. Therefore, although Oppenheimer Capital has performed well over the years, we felt it necessary to take this last step in the repositioning of the Fund's structure. Though we are not market timers, we chose to make this proactive change during the recent pullback in growth stocks in order to minimize the downside risk during this

--------------------------------------------------------------------------------

transitional stage. Whether aggressive growth stocks rally or pull back even further in the short term, our primary focus for this manager replacement is to position the Fund to more appropriately reflect growth peer groups over the long term.

   The annual meeting of shareholders was held on April 19, 2000. At the meeting, the proposal to convert the Fund to an open-end investment company was rejected. Also, James E. Grinnell and John J. Neuhauser were re-elected as Directors. All other Directors continue in office and all other proposals placed before the meeting were approved.

   Although the Fund's short- and long-term NAV performance has been competitive given the Fund's structure, the market price performance for the same periods has not kept pace. From the second quarter of last year, the dispersion between the two increased, although it has stabilized for much of the first quarter. Closed-end fund discounts for both equity and fixed income funds have risen to levels not seen in a decade. While there are signs that these very attractive valuations are beginning to be recognized, the discounts remain at historically high levels. While LAMCO cannot single handedly change the perception of how investors view closed-end funds in the short term, we will continue to raise the awareness of this Fund and its competitive relative NAV performance. As the year progresses, we will continue to closely monitor the Fund's discount in order to determine if additional measures should be taken in an attempt to narrow the Fund's discount. Due to the cyclicality of NAV performance versus market price performance of closed-end funds, it is not uncommon to have large swings in discount levels. Although closed-end fund discounts are wide, historic trends indicate that discounts have narrowed significantly from similar levels in the past, and this is especially true for funds that have fixed distribution policies.

   In closing, a number of shareholders have inquired as to why their first quarter dividend payment was not reinvested for them. This was because the dividend was declared payable in cash, not newly issued shares, which was a departure from past dividends. Previously, dividends had been paid in newly issued shares. Shareholders who want to reinvest their dividends should contact the Fund's transfer agent, EquiServe, at 1-800-LIB-FUND (1-800-542-3863) to enroll in the Fund's Automatic Dividend Reinvestment And Cash Purchase Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee in order to reinvest.

   Thank you for your continuing support of the Fund.

Sincerely,


/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

                                          INVESTMENT GROWTH AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

[The following table was represented as a mountain chart in the printed material.]

1996           1997           1998           1999           2000

                              <PLOT POINTS NEEDED>

Net Asset Value of One Share ............. $14.34(1)
Net Asset Value of Shares
Acquired Through Dividend
Reinvestment ............................. $22.93(2)
Includes Additional Investments
Made Through Rights Offering ............. $25.24(2)

1. Net asset value of one share of the Fund as of 3/31/00.
2. To evaluate NAV performance of the Fund, these values should be used. Each shows how the NAV has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through the rights offering in 1998.

   The Fund maintains an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, since 1996 -- the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund -- one rights offering has allowed investors to acquire additional shares at a discount from the market price. The rights offering in July 1998 allowed investors to acquire one share at $12.41 for every 10 shares held.

   As the graph above shows, an original share*, assuming participation in the rights offering and reinvestment of all distributions, has grown to a net asset value of $25.24 (1.760 shares times the current $14.34 net asset value per share). Excluding the rights offering shares, an original share has grown to a net asset value of $22.93 (1.599 shares times the current $14.34 net asset value per share).

   Determining investment growth using the market price, an original share, assuming participation in the rights offering and reinvestment of all distributions, has grown to a market price value of $19.36 (1.760 shares times the current 11.000 market price per share). Excluding the rights offering shares, an original share has grown to a market price value of $17.59 (1.599 shares times the current 11.000 market price per share).

*Since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund.

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT /
DISTRIBUTION POLICY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        Shares       Shares
             Shares                    Purchased    Acquired    Shares      NAV(2)              Market Price  Total Market
            Owned At                    Through      Through     Owned    Per Share  Total NAV   Per Share     Price Of
            Beginning    Per Share    Reinvestment   Rights     At End     At End    Of Shares    At End        Shares
 Year        Of Year   Distributions    Program      Offering  Of Period  Of Period    Owned     Of Period      Owned
--------------------------------------------------------------------------------------------------------------------------


1996(1)       1.000        1.02          0.107          -        1.107      11.27      12.48       9.25         10.24
--------------------------------------------------------------------------------------------------------------------------
1997          1.107        1.24          0.125          -        1.232      12.89      15.88      11.938        14.71
--------------------------------------------------------------------------------------------------------------------------
1998          1.232        1.35          0.159       0.130(3)    1.521      13.03      19.82      11.438        17.40
--------------------------------------------------------------------------------------------------------------------------
1999          1.521        1.23          0.188          -        1.709      13.44      22.97      10.813        18.48
--------------------------------------------------------------------------------------------------------------------------
2000
1st Quarter   1.709        0.32          0.051          -        1.760      14.34      25.24      11.000        19.36
--------------------------------------------------------------------------------------------------------------------------

1. Represents the first full year that Liberty Asset ManagemenCompany assumed comple management responsibility for the Fund.
2. Net Asset Value.
3. Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

                                    PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S THREE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

M.A. WEATHERBIE & CO., INC.

Small capitalization growth companies with enduring competitive advantages and high, sustainable earnings growth.

WILLIAM BLAIR & COMPANY, L.L.C.

Companies with high profitability and enduring growth across a broad range of market capitalizations.

OPPENHEIMER CAPITAL*

Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three portfolio managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/Barra Growth SmallCap, MidCap and LargeCap indices.

PORTFOLIO                                        MARKET CAPITALIZATION SPECTRUM
CHARACTERISTICS
AS OF MARCH 31, 2000                             SMALL                    LARGE
(UNAUDITED)                                      ------------------------------

                                                 ------------------------------

-------------------------------------------------------------------------------------------------------------
                                   S&P/BARRA GROWTH:
                           ----------------------------------
                           SmallCap      MidCap     LargeCap       M.A.        Oppen-      William      Total
                           600 Index    400 Index   500 Index   Weatherbie     heimer*      Blair       Fund
-------------------------------------------------------------------------------------------------------------

Number of Holdings            196          126         112           60           38          31         125
-------------------------------------------------------------------------------------------------------------
Median Market
Capitalization (billions)    $0.8         $2.7       $18.1         $2.2        $13.9       $16.5        $4.5
-------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                        18%          12%         19%          30%          16%         21%         22%
-------------------------------------------------------------------------------------------------------------
Dividend Yield               0.3%         0.2%        0.7%         0.1%         1.3%        0.4%        0.5%
-------------------------------------------------------------------------------------------------------------
Average Price/
Earnings Ratio                31x          40x         48x          35x          17x         39x         27x
-------------------------------------------------------------------------------------------------------------
Average Price/Book
Value Ratio                  6.2x         8.5x       13.7x         6.3x         3.1x        7.8x        5.7x
-------------------------------------------------------------------------------------------------------------

* TCW Investment Management Company replaced Oppenheimer Capital effective May 1, 2000.

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 RANK      RANK                                             MARKET
AS OF     AS OF                                             VALUE   PERCENT OF
3/31/00  12/31/99  SECURITY NAME                            ($000)  NET ASSETS
--------------------------------------------------------------------------------

  1          9      Intel Corp.                             $5,964      2.6%
  2         23      Bed Bath & Beyond, Inc.                  5,823      2.5
  3          2      Citigroup, Inc.                          5,338      2.3
  4          3      Westwood One, Inc.                       4,717      2.0
  5          1      The Home Depot, Inc.                     4,644      2.0
  6          7      Vodafone AirTouch PLC ADR                4,584      2.0
  7         11      Nokia Corp. ADR                          4,345      1.9
  8         12      Molex, Inc.                              4,100      1.8
  9         10      Concord EFS, Inc.                        3,963      1.7
 10          4      Freddie Mac                              3,889      1.7
 11         28      Robert Half International, Inc.          3,868      1.7
 12          8      Sprint Corp. (FON Group)                 3,780      1.6
 13          6      Automatic Data Processing, Inc.          3,667      1.6
 14         40      MiniMed, Inc.                            3,587      1.5
 15         30      Linear Technology Corp.                  3,454      1.5
 16          5      Texas Instruments, Inc.                  3,296      1.4
 17         16      American International Group, Inc.       3,080      1.3
 18         21      Dollar Tree Stores, Inc.                 3,074      1.3
 19         13      Catalina Marketing Corp.                 3,066      1.3
 20         38      Cognex Corp.                             3,060      1.3
 21         31      Paychex, Inc.                            2,933      1.3
 22         20      Fastenal Co.                             2,853      1.2
 23         39      National Instruments Corp.               2,835      1.2
 24         42      Medtronic, Inc.                          2,829      1.2
 25         15      Microsoft Corp.                          2,805      1.2
 26         32      Microchip Technology, Inc.               2,799      1.2
 27         17      AFLAC, Inc.                              2,734      1.2
 28         36      Family Dollar Stores, Inc.               2,666      1.1
 29         48      ADC Telecommunications, Inc.             2,597      1.1
 30         22      Financial Federal Corp.                  2,524      1.1
 31         60      Arrow Electronics, Inc.                  2,468      1.1
 32         33      Genentech, Inc.                          2,462      1.1
 33         34      Morgan Stanley Dean Witter & Co.         2,447      1.0
 34         46      State Street Corp.                       2,403      1.0
 35         18      Computer Associates International, Inc.  2,368      1.0
 36         26      Staples, Inc.                            2,295      1.0
 37         62      Pride International, Inc.                2,281      1.0
 38         56      Acxiom Corp.                             2,224      1.0
 39         37      XL Capital Ltd.                          2,215      0.9
 40         24      Minnesota Mining & Manufacturing Co.     2,214      0.9
 41         29      MBNA Corp.                               2,161      0.9
 42         44      Cintas Corp.                             2,158      0.9
 43         57      MedQuist, Inc.                           2,089      0.9
 44         50      Micrel, Inc.                             2,080      0.9
 45         53      Investment Technology Group, Inc.        2,067      0.9
 46         74      Monsanto Co.                             2,060      0.9
 47         41      Wells Fargo & Co.                        2,047      0.9
 48         47      Computer Sciences Corp.                  1,994      0.9
 49         64      99 Cents Only Stores                     1,979      0.8
 50         69      Citadel Communications Corp.             1,960      0.8

                                        MAJOR STOCK CHANGES IN THE FIRST QUARTER
--------------------------------------------------------------------------------

The following are the major ($500,000 or more) stock changes -- both purchases and sales -- that were made in the Fund's portfolio during the first quarter of 2000.

--------------------------------------------------------------------------------
                                                SHARES
                               -------------------------------------------------
   SECURITY NAME               PURCHASED         SOLD           AS OF 3/31/00
--------------------------------------------------------------------------------

Bed Bath & Beyond, Inc.          75,000                           147,880
Citadel Communications Corp.     26,400                            46,450
Computer Sciences Corp.           6,200                            25,200
CoreComm Ltd.                    28,100                            28,100
Critical Path, Inc.              11,000                            11,000
Extensity, Inc.                   9,720                             9,720
FleetBoston Financial Corp.      20,000                            20,000
Pinnacle Holdings, Inc.          13,155                            13,155
Textron, Inc.                    10,000                            25,000

Aspect Development, Inc.                       (28,385)             5,795*
BHC Communications, Inc.                        (6,890)                0
Keane, Inc.                                    (29,140)                0
Maker Communications, Inc.                     (17,200)                0
Micrel, Inc.                                    (8,500)           21,670
Oracle Corp.                                   (33,800)            25,000*
Petroleum Geo-Services ADR                     (37,900)           28,680
Sterling Commerce, Inc.                        (49,500)                0
Texas Instruments, Inc.                        (22,000)           20,600

* Adjusted for stock split.

MANAGER INTERVIEW
--------------------------------------------------------------------------------

[PHOTO]      JOHN F. JOSTRAND
             William Blair &
             Company, L.L.C.

Manager Interview William Blair Retains its In-Depth Research Capabilities and Focus on Growth Companies Without Losing Sight of the Factor it Values Most:
Quality

William Blair & Company is one of Liberty All-Star Growth Fund's three portfolio managers. Chicago-based William Blair is a growth style manager emphasizing disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts who perform research aimed at identifying companies of all sizes that have the opportunity to grow in a sustainable fashion for extended periods of time. Recently, we had the opportunity to visit with Principal and Portfolio Manager John F. Jostrand. The Fund Manager, Liberty Asset Management Company (LAMCO), conducts the interview.

--------------------------------------------------------------------------------
The views expressed in this interview represent the portfolio manager's views at the time of the discussion (April 2000) and are subject to change.
--------------------------------------------------------------------------------

LAMCO: There are many ways to look at the first quarter. The NASDAQ Composite topped 5,000 for the first time, only to pull back in dramatic fashion through the end of the quarter. Meanwhile, investors seem to have rediscovered "old economy" companies, such as those in the Dow Jones Industrial Average, which sagged early in the quarter and then staged a furious rally. Frequently, the Dow is up and the NASDAQ is down, then the reverse takes place. In your opinion, what's going on?

JOSTRAND: Anecdotally, we tend to believe that extreme volatility usually signals the passing of a phase. It doesn't necessarily mean a bear market. But, valuations in the so-called "new economy" stocks have become stretched such that we think we'll look back on February as a period of extraordinary records that will go the way of the "Nifty Fifty" back in 1972. Two of those records are the unprecedented 100% increase in the NASDAQ Composite in the 12-month period ending in February and the 200 times price-to-earnings ratio on a trailing basis for the NASDAQ.

[SIDEBAR]
--------------------------------------------------------------------------------
"Anecdotally, we tend to believe that extreme volatility usually signals the passing of a phase ... We think that this volatility is primarily a reaction to this over-valuation."
--------------------------------------------------------------------------------

We think that this volatility is primarily a reaction to this over-valuation, which stemmed from the notion that much of the new economy is simply an invitation to open-ended growth. We think there are three things that came home to roost toward the end of March and in early April

--------------------------------------------------------------------------------

One, some accounting issues began to surface. Some of these companies were pushing the envelope and getting pretty aggressive in their accounting. Then, along came a new ruling on how companies should treat revenues for products delivered over a protracted period of time-- that is, which should be deferred and which could be booked immediately. As a result, there were some significant restatements that lowered earnings. Second, in the "B2C," or "business-to-consumer" dotcom space, we are seeing some disappointments. Once these companies came through the holiday season, revenues did not measure up to expectations. Based on their cash "burn rate," some of these companies may not be with us too much longer. Finally, in the even hotter "B2B" or "business-to-business" e-commerce model, there was a real love affair with the idea that these trading exchanges would be able to collect per-transaction fees. Now, that has begun to fade a little bit, too, with the realization that the e-commerce companies can't simply sit back and act as toll collectors. Their customers realize that they already own the supply chain, both upstream and downstream, and they're not willing to hand it over to a third party. Moreover, all of that is happening against the background of one "macro" factor, and that is higher interest rates.

LAMCO: What do you think the bond market is telling us when long bond yields have declined fairly substantially, while on the shorter end of the yield curve rates have risen? Do you believe an inverted yield curve signals an economic slowdown?

JOSTRAND: It usually does. Certainly, 30-year Treasury bond yields are down -- under 6 percent at this point. But, we have not seen that happen in the rest of the bond market. Generally, spreads have widened. With investment grade corporates and the high yield sector, even U.S. government agency securities, yield spreads are significantly wider. What's more, yields on long Treasuries are being driven down in reaction to the Treasury's announced intention to buyback long dated bonds to reduce the federal debt. That's an anomaly that has to be discounted to some extent. Elsewhere in the credit markets, rates are rising and flashing caution signals.

[SIDEBAR]
--------------------------------------------------------------------------------
" ... yields on long Treasuries are being driven down in reaction to the Treasury's announced intention to buyback long dated bonds to reduce the federal debt. That's an anomaly that has to be discounted to some extent."
--------------------------------------------------------------------------------

One more factor that we think should be considered, and that is our belief that earnings expectations all of last year were behind the curve -- that is, actual earnings exceeded estimates. Now, however, we think that Wall Street analysts have caught up to the tempo of the economy just in time to see it slow somewhat. So, we're thinking that in the second half of this year, you'll see a more normal relationship between expected and actual earnings. Now, the first quarter, particularly in the technology sector, earnings are going to be impressive. The only potential negative may be in shortages of electronic components. But in general, the revenue numbers will be strong.

LAMCO: Large-cap "old economy" consumer stocks -- such as P&G, Gillette,

--------------------------------------------------------------------------------

Coca-Cola, McDonald's -- have seen their share prices decline. Is the "old growth" model slowing down?

JOSTRAND: As you know, we tend to look at things company by company or in narrow industry groups. Each of the companies you mentioned has hit its own form of "speed bump." In a rising stock market environment with high price-to-earnings ratios, if you fail to execute according to plan or get overly ambitious, the stock is likely to get punished. When that happens, it may take a little while to turn things around. In some cases, for instance, with Coca-Cola, it can be an industry problem. McDonald's problems go back a little further, so they've begun to recover somewhat. With Gillette, it was certain product lines that didn't live up to expectations. P&G was trying to change its culture and raise its sales growth rate. We would also point out that there has been a little bit of a disconnect in that downstream from these consumer manufacturers, sales in the retail sector have been strong for an extended period of time.

LAMCO: Have investors redefined growth ... that is, has revenue growth -- and, sometimes, the prospect of revenue growth -- replaced earnings growth as a basic determinant of valuation?

[SIDEBAR]
--------------------------------------------------------------------------------
"Valuing companies on revenues is an attempt to make peer-to-peer comparison among companies that don't have any earnings ... we don't like it because it's a statement that the business model is not well established."
--------------------------------------------------------------------------------

JOSTRAND: Valuing companies on revenues is an attempt to make peer-to-peer comparison among companies that don't have any earnings. From our point of view, we don't like it because it's a statement that the business model is not well established. To our way of thinking, it suggests a high degree of risk. You have to ask yourself where the profit margin will be if the only measure is revenue. Investors can take a lesson from the PC industry. For a long time, companies such as Intel that are suppliers to the industry have been doing well, while downstream many of the PC manufacturers have been struggling. An important factor in distinguishing those companies for us, was the profit margin. We saw Intel's margin sustainably higher than the PC companies.

LAMCO: What's your own position on the Federal Reserve and its apparent determination to nip any nascent inflation? Are its rate increases justified?

JOSTRAND: I think so. The demands on the capital-raising function are running high, whether it's banking or the equity market. In that environment, the price of capital usually goes up.

LAMCO: Is the inflation threat real?

JOSTRAND: Not here, not now, not yet. But some macro measures, such as labor costs, are beginning to show a little stress.

LAMCO: William Blair must be pleased that more small- and mid-cap stocks are participating in the market's recent gains. Do you think this signals the long-awaited broadening of the market?

JOSTRAND: I think it's very healthy. However, we look at the market several ways, not just in terms of capitalization. Through February, lower quality (based on growth and stability of earnings and dividends) and richly valued stocks were the

--------------------------------------------------------------------------------

ones that were benefiting most. As was pointed out in the Liberty All-Star Growth Fund Annual Report, lower-rated companies outperformed higher quality companies in 1999. This year, I would think that the market will broaden out and higher quality companies will be the beneficiaries.

[SIDEBAR]
--------------------------------------------------------------------------------
" ...lower-rated companies outperformed higher quality companies in 1999. This year, I would think that the market will broaden out and higher quality companies will be the beneficiaries."
--------------------------------------------------------------------------------

Three factors, in particular, will help small- and mid-cap companies. One, the initial public offering market is likely to slow down over the next several years, which should reduce competitive intensity among small- and mid-cap companies. Two, among larger cap companies there was an era when vendor consolidation was viewed as a way to reduce costs. That hurt a lot of smaller companies, but that is now changing. Third, many of the larger cap companies got a productivity edge by investing in enterprise resource planning (ERP) software systems. Now, many smaller and middle sized companies are doing the same thing, and closing the productivity gap in the process.

LAMCO: In-depth research is a staple of William Blair. Do changes in the way the market values companies lead to changes in your own research methodology?

JOSTRAND: I would say it has changed a couple of things, but not the basic way we approach researching a company. However, we are using additional criteria just to make sure we're paying attention and learning who the players are and what the business models are in the new economy area. It's a case of making sure we understand the metrics involved in new and emerging industries. For example, customer acquisition cost and customer response rates are two measurements that are much more important for newer companies than for established companies.

LAMCO: So is it fair to say you're applying your traditional analytical methodologies and then adding a couple more to understand newer companies?

JOSTRAND: Yes, and in that way we're staying true to our discipline. But in any industry we need to learn the language, learn where companies are spending money and why valuations are what they are. At the same time, we are remaining true to the basic tenets of our thorough, in-depth research. The most important factor for us is that we stay very close to our companies. We do that through research and we've continued to grow our research staff, while also adding to our research capabilities. In the first quarter, we added an analyst specializing in the contract manufacturing industry and another focuses on enterprise software. We now have 39 analysts.

LAMCO: Tell us about two stocks that have been in the portfolio for awhile that you continue to like.

JOSTRAND: One that we've owned for awhile is Elan Corp. Elan is a mid-cap pharmaceutical company in the business of developing and marketing traditional therapeutic products focused on neurological disorders, acute care and pain management. But, its roots were in developing drug delivery systems for large pharmaceutical companies. A few years ago, Elan

--------------------------------------------------------------------------------

began a process of transforming itself from simply a drug delivery technology company to that of an integrated pharmaceutical company. The primary risk was that the money Elan was investing in this newer, more traditional pharmaceutical research and development effort would take an extremely long time to pan out. Elan married its strategy of internal development to a series of small, but strategic acquisitions and at the same time developed a sales force. Now, it has really begun to pay off. Elan has also had a couple of important sessions with the U.S. Food and Drug Administration in which certain products were granted fast track status for approval. So, whereas a year ago there were some issues concerning the company's clinical development programs, today Elan has come a long way and is showing it has what it takes to be successful.

Another company that we have owned for awhile is Vodafone AirTouch PLC, a British company whose ADRs (American Depositary Receipts) are traded on the New York Stock Exchange. I mention Vodafone because it has undergone several transformations. We originally became involved with Vodafone when Pacific Telesis, the California Baby Bell, spun-off its wireless business, which was called AirTouch Communications. A short while ago, Vodafone merged with AirTouch. Vodafone was interested in AirTouch as much for its American coverage as it was in the multiple joint ventures that AirTouch established in European and Asian markets to build out cellular service. Then, last year, there was a high profile takeover battle in which Vodafone made an unsolicited offer for Germany's Mannesmann. This was the first time a hostile deal of this sort had been pursued, but ultimately it was successful. It was a watershed event in that respect, but we think it was very important from an industry perspective because it clearly established Vodafone as a global leader. Vodafone has been very successful so far, but we like it going forward because it's on the verge of not just digital wireless, but the transformation to packet data digital networks, which will greatly increase speed and volume. Partly because of some acquisition expenses, earnings growth will slow to 22 percent this year, but we're looking for significant rebound to the 45 percent area next year.

LAMCO: Tell us about a couple of stocks that you have added to the portfolio recently.

JOSTRAND: As a matter of fact, I've only added one new name in the last three months, reflecting our long-term, low turnover philosophy. The stock we bought was Bed Bath & Beyond, Inc., which sells home furnishings and other household basics -- sheets, towels, decorative items, etcetera. It has about 190 stores at this time, and it has higher sales per store and higher margins per square foot than its main competitor, Linens `n Things. For a long time, this was a highly valued company, selling at 55 to 60 times trailing earnings. But, the stock came into our range only because growth slowed from the high 30 percent range to the low to mid 30 percent range, and the stock got overlooked when many investors were focused on technology stocks. Net margins

[SIDEBAR]
--------------------------------------------------------------------------------
"The most important factor for us is that we stay very close to our companies. We do that through research and we've continued to grow our research staff."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

historically have been very steady. So, we were lucky to get it before management announced March sales, which were very strong. And, we believe there's potential for three times as many Bed Bath & Beyond stores in the U.S. alone.

LAMCO: Thank you very much.

JOSTRAND: Thank you. We're happy with the results of the first quarter, especially since it looks as though investors are starting to look at quality once again. We think that's a healthy sign for the overall market.

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS (97.1%)                           SHARES           MARKET VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.8%)
Boeing Co.                                        40,000          $   1,517,500
Raytheon Co., Class A                             18,500                348,031
                                                                  -------------
                                                                      1,865,531

BANKS (2.2%)
FleetBoston Financial Corp.                       20,000                730,000
State Street Corp.                                24,800              2,402,500
Wells Fargo & Co.                                 50,000              2,046,875
                                                                  -------------
                                                                      5,179,375
                                                                  -------------

BROADCASTING & CABLE (3.5%)
AMFM, Inc. (a)                                    25,000              1,553,125
Citadel Communications Corp. (a)                  46,450              1,959,609
Westwood One, Inc. (a)                           130,120              4,716,850
                                                                  -------------
                                                                      8,229,584
                                                                  -------------

BUSINESS & CONSUMER SERVICES (6.9%)
Autoweb.com, Inc. (a)                             55,900                401,781
Catalina Marketing Corp. (a)                      30,280              3,065,850
C-bridge Internet Solutions, Inc. (a)             17,100                974,700
Cintas Corp.                                     550,650              2,157,860
GetThere.com, Inc. (a)                            23,000                353,625
Getty Images, Inc. (a)                            27,445                986,304
Labor Ready, Inc. (a)                            100,350                990,956
Robert Half International, Inc. (a)               81,535              3,867,816
Sabre Holdings Corp. (a)                          28,906              1,067,715
Shared Medical Systems Corp.                      23,100              1,198,313
TMP Worldwide, Inc. (a)                           12,450                967,988
                                                                  -------------
                                                                     16,032,908
                                                                  -------------

CHEMICALS (1.2%)
Dionex Corp. (a)                                  13,280                437,410
Hercules, Inc.                                    25,000                403,125
Monsanto Co.                                      40,000              2,060,000
                                                                  -------------
                                                                      2,900,535
                                                                  -------------

COMMUNICATIONS EQUIPMENT (4.3%)
ADC Telecommunications, Inc. (a)                  48,200              2,596,775
American Tower Corp. (a)                          37,495              1,851,316
Ditech Communications Corp. (a)                    3,600                381,825
Ezenia!, Inc. (a)                                 51,550                541,275
Nokia Corp. (b)                                   20,000              4,345,000
Powerwave Technologies, Inc. (a)                   3,500                437,500
                                                                  -------------
                                                                     10,153,691
                                                                  -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS -- CONTINUED                      SHARES           MARKET VALUE
--------------------------------------------------------------------------------

COMPUTER & BUSINESS EQUIPMENT (2.2%)
Cognex Corp. (a)                                  53,050          $   3,060,322
Compaq Computer Corp.                             50,000              1,331,250
Extreme Networks, Inc. (a)                         9,000                711,000
                                                                  -------------
                                                                      5,102,572
                                                                  -------------

COMPUTER SERVICES & SOFTWARE (14.0%)
Acxiom Corp. (a)                                  66,900              2,224,425
Affiliated Computer Services, Inc. (a)            35,770              1,359,260
Aspect Development, Inc. (a)                       5,795                373,053
Automatic Data Processing, Inc.                   76,000              3,667,000
BMC Software, Inc. (a)                            26,200              1,293,625
CheckFree Holdings Corp. (a)                      14,405              1,015,552
Computer Associates International, Inc.           40,000              2,367,500
Computer Sciences Corp. (a)                       25,200              1,993,950
Concord EFS, Inc. (a)                            172,755              3,962,568
Critical Path, Inc. (a)                           11,000                935,000
Extensity, Inc. (a)                                9,720                466,560
F5 Networks, Inc. (a)                              8,300                562,325
Legato Systems, Inc. (a)                           8,135                363,024
Microsoft Corp. (a)                               26,400              2,805,000
National Instruments Corp. (a)                    60,395              2,834,790
NOVA Corp. (a)                                    36,300              1,057,238
Oracle Corp. (a)                                  25,000              1,951,563
Packeteer, Inc. (a)                                9,300                325,500
Peregrine Systems, Inc. (a)                       26,220              1,758,379
Predictive Systems, Inc. (a)                      14,995                683,210
Proxicom, Inc. (a)                                 9,800                434,262
Register.com, Inc. (a)                             4,480                311,360
                                                                  -------------
                                                                     32,745,144
                                                                  -------------

CONSUMER PRODUCTS (0.4%)
Avon Products, Inc.                               30,000                871,875
                                                                  -------------

Diversified (1.6%)
Minnesota Mining & Manufacturing Co.              25,000              2,214,064
Textron, Inc.                                     25,000              1,521,875
                                                                  -------------
                                                                      3,735,939
                                                                  -------------

DRUGS & HEALTH CARE (8.5%)
BioChem Pharma, Inc. (a)                          60,500              1,338,562
Cytyc Corp. (a)                                   36,865              1,778,736
Elan Corp. (a)(b)                                 40,800              1,938,000
Genentech, Inc. (a)                               16,200              2,462,400
MedQuist, Inc. (a)                                76,830              2,088,816
Medtronic, Inc                                    55,000              2,829,062

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS -- CONTINUED                      SHARES           MARKET VALUE
--------------------------------------------------------------------------------

DRUGS & HEALTH CARE (CONTINUED)
MiniMed, Inc. (a)                                 27,700          $   3,587,150
PacifiCare Health Systems, Inc. (a)               16,990                847,376
Pharmacia & Upjohn, Inc.                          22,000              1,303,500
ResMed, Inc. (a)                                  22,765              1,624,852
                                                                  -------------
                                                                     19,798,454
                                                                  -------------

ELECTRONICS & ELECTRICAL EQUIPMENT (10.7%)
Arrow Electronics, Inc. (a)                       70,000              2,467,500
Emerson Electric Co.                              15,000                793,125
Intel Corp.                                       45,200              5,963,575
Linear Technology Corp.                           62,800              3,454,000
Micrel, Inc. (a)                                  21,670              2,080,320
Microchip Technology, Inc. (a)                    42,570              2,798,977
Molex, Inc.                                       92,397              4,100,117
Texas Instruments, Inc.                           20,600              3,296,000
                                                                  -------------
                                                                     24,953,614
                                                                  -------------

FINANCIAL SERVICES (10.0%)
Citigroup, Inc.                                   90,000              5,338,125
Countrywide Credit Industries, Inc.               50,000              1,362,500
Financial Federal Corp. (a)                      138,800              2,524,425
Freddie Mac                                       88,000              3,888,500
Investment Technology Group, Inc.                 58,625              2,066,531
Investors Financial Services Corp.                 9,665                569,027
MBNA Corp.                                        84,750              2,161,125
Morgan Stanley Dean Witter & Co.                  30,000              2,446,875
Paychex, Inc.                                     56,000              2,933,000
                                                                  -------------
                                                                     23,290,108
                                                                  -------------

FOOD, BEVERAGE & RESTAURANTS (2.6%)
Buffets, Inc. (a)                                 40,820                368,656
Diageo PLC (b)                                    40,000              1,205,000
McDonald's Corp.                                  35,000              1,314,687
Outback Steakhouse, Inc. (a)                      30,550                979,509
Papa John's International, Inc. (a)               20,500                676,500
Whole Foods Market, Inc. (a)                      36,000              1,491,750
                                                                  -------------
                                                                      6,036,102
                                                                  -------------

HOTELS & ENTERTAINMENT/LEISURE (0.6%)
Carnival Corp.                                    15,000                372,187
Royal Caribbean Cruises Ltd.                      35,300                988,400
                                                                  -------------
                                                                      1,360,587
                                                                  -------------

INDUSTRIAL EQUIPMENT (4.0%)
Caterpillar, Inc.                                 30,000              1,183,125
Dover Corp.                                       40,000              1,915,000
Fastenal Co.                                      59,590              2,852,871

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS -- CONTINUED                      SHARES           MARKET VALUE
--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT (CONTINUED)
Illinois Tool Works, Inc.                         35,100          $   1,939,275
MSC Industrial Direct Co., Inc. (a)               80,000              1,440,000
                                                                  -------------
                                                                      9,330,271
                                                                  -------------

INSURANCE (4.4%)
ACE Ltd.                                          75,000              1,715,625
AFLAC, Inc.                                       60,000              2,733,750
American International Group, Inc.                28,125              3,079,688
Conseco, Inc.                                     40,000                457,500
XL Capital Ltd.                                   40,000              2,215,000
                                                                  -------------
                                                                     10,201,563
                                                                  -------------

OIL & GAS (1.2%)
Petroleum Geo-Services (a)(b)                     28,680                496,522
Pride International, Inc. (a)                     99,990              2,281,022
                                                                  -------------
                                                                      2,777,544
                                                                  -------------

POLLUTION CONTROL (0.2%)
Waste Management, Inc.                            40,000                547,500
                                                                  -------------

PUBLISHING (0.4%)
R.R. Donnelley & Sons Co.                         50,000              1,046,875
                                                                  -------------

REAL ESTATE INVESTMENT TRUSTS (0.3%)
Pinnacle Holdings, Inc. (a)                       13,155                726,815
                                                                  -------------

RETAIL TRADE (9.5%)
Bed Bath & Beyond, Inc. (a)                      147,880              5,822,775
The Children's Place Retail Stores, Inc. (a)      33,305                474,596
Dollar Tree Stores, Inc. (a)                      58,980              3,074,332
Family Dollar Stores, Inc.                       128,080              2,665,665
The Home Depot, Inc.                              72,000              4,644,000
May Department Stores Co.                         45,000              1,282,500
99 Cents Only Stores (a)                          50,426              1,979,220
Staples, Inc. (a)                                114,750              2,295,000
                                                                  -------------
                                                                     22,238,088
                                                                  -------------

TELECOMMUNICATIONS (6.1%)
Bell Atlantic Corp.                               10,000                611,250
CoreComm Ltd. (a)                                 28,100              1,236,400
Price Communications Corp. (a)                    61,127              1,405,921
Sprint Corp. (FON Group)                          60,000              3,780,000
U.S. Cellular Corp. (a)                           18,900              1,341,900
Vodafone AirTouch PLC (b)                         82,500              4,583,906
Western Wireless Corp. (a)                        29,760              1,363,380
                                                                  -------------
                                                                     14,322,757
                                                                  -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  COMMON STOCKS -- CONTINUED                       SHARES           MARKET VALUE
--------------------------------------------------------------------------------

TRANSPORTATION (1.5%)
AMR Corp. (a)                                      40,000         $   1,275,000
Burlington Northern Santa Fe Corp.                 20,000               442,500
USFreightways Corp.                                50,300             1,883,110
                                                                  -------------
                                                                      3,600,610
                                                                  -------------

TOTAL COMMON STOCKS
(Cost $145,509,793)                                                 227,048,042
                                                                  -------------

PREFERRED STOCK (0.7%)
BROADCASTING & CABLE (0.7%)
The News Corp., Ltd. (b)
(Cost $1,083,848)                                  35,000             1,671,250
                                                                  -------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          PAR         MARKET
SHORT-TERM  INVESTMENT (1.6%)                            VALUE         VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (1.6%)
SBC Warburg Ltd, Repurchase Agreement
dated 3/31/00, 6.100% to be repurchased
at $3,733,897 on 04/03/00, collateralized
by U.S. Treasury bonds and notes with
various maturities to 2021, with a current
market value of $3,822,832.                           $3,732,000    $ 3,732,000
                                                                  -------------
TOTAL INVESTMENTS (99.4%) (COST $150,325,641)                       232,451,292

OTHER ASSETS AND LIABILITIES, NET (0.6%)                              1,257,008
                                                                  -------------

NET ASSETS (100.0%)                                                $233,708,300
                                                                  =============
NET ASSET VALUE PER SHARE (16,302,347 SHARES
OUTSTANDING)                                                             $14.34
                                                                  =============

(a) Non-income producing security.
(b) Represents an American Depositary Receipt.

   Gross unrealized appreciation and depreciation of investments at March 31, 2000 is as follows:

         Gross unrealized appreciation              $ 95,577,618
         Gross unrealized depreciation               (13,451,967)
                                                    ------------
               Net unrealized appreciation          $ 82,125,651
                                                    ============

PER SHARE CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                        THREE MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                            MARCH 31, 2000       -----------------------------------------------------
                                                (UNAUDITED)      1999        1998        1997        1996        1995
----------------------------------------------------------------------------------------------------------------------

PER SHARE CHANGES IN NET ASSETS:

Net asset value at beginning of period              $13.44      $13.03      $12.89      $11.27      $10.55       $9.95
                                                    ======      ======      ======      ======      ======       =====
Net investment income (loss)                         (0.01)      (0.05)      (0.03)      (0.02)       0.01        0.31
Distributions declared                               (0.32)      (1.23)      (1.35)      (1.24)      (1.02)      (0.76)
Change due to rights offering (a)                       --          --       (0.21)         --          --          --
Impact of shares issued in dividend
  reinvestment (b)                                      --       (0.14)         --          --       (0.13)         --
Net realized and unrealized
  gains on investments                                1.23        1.83        1.73        2.88        1.86        1.05
                                                    ======      ======      ======      ======      ======       =====
Net asset value at end of period                    $14.34      $13.44      $13.03      $12.89      $11.27      $10.55
                                                    ======      ======      ======      ======      ======       =====

(a) Effect of Fund's rights offering for shares at a price below net asset value.

(b) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.

                                                      DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, c/o of EquiServe, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Since 1996 -- the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund -- participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders, who have participated in the Dividend Reinvestment since 1996, would have grown to 1.599 shares as of March 31, 2000, with a total net asset value of $22.93. Participants are kept apprised of the status of their account through quarterly statements.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

[LOGO] LIBERTY                 [LOGO]  ASG
       ALL*STAR                       Listed
       --------                        NYSE
      GROWTH FUND           THE NEW YORK STOCK EXCHANGE

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: www.libertyallstar.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

DIRECTORS
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer*
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Directors
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Pamela A. McGrath, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE:L).

[LOGO] LIBERTY
       FINANCIAL

[LOGO] LIBERTY
       ALL*STAR
       --------
      GROWTH FUND

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214

[LOGO]  ASG
       Listed
        NYSE
THE NEW YORK STOCK EXCHANGE

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM